Exhibit 99.1

(Furnished herewith)

News Release

Contact:
Jen Hartmann
Director, Public Relations
HartmannJenniferA@JohnDeere.com

Deere Reports Third Quarter Net Income of $2.978 Billion

●	Sound execution contributes to 10% increase in net sales and higher earnings.
●	Strong order books, positive industry fundamentals driving strong results.
●	Full-year net income forecast increased to $9.75 billion to $10.00 billion.

MOLINE, Illinois (August 18, 2023) — Deere & Company reported net income of $2.978 billion for the third quarter ended July 30, 2023, or $10.20 per share, compared with net income of $1.884 billion, or $6.16 per share, for the quarter ended July 31, 2022. For the first nine months of the year, net income attributable to Deere & Company was $7.797 billion, or $26.35 per share, compared with $4.885 billion, or $15.88 per share, for the same period last year.

Worldwide net sales and revenues increased 12 percent, to $15.801 billion, for the third quarter of 2023 and rose 24 percent, to $45.839 billion, for nine months. Net sales were $14.284 billion for the quarter and $41.765 billion for nine months, compared with $13.000 billion and $33.565 billion last year.

“Reflected by our strong third-quarter results, Deere continues to benefit from favorable market conditions and an operating environment showing further improvement,” said John C. May, chairman and chief executive officer. “We are also being helped by stabilizing conditions in the supply chain, the sound execution of our business plans, and an improving ability to meet demand for our products and serve customers.”

Company Outlook & Summary

Net income attributable to Deere & Company for fiscal 2023 is forecast to be in a range of $9.75 billion to $10.00 billion.

“Deere is well on the way to another year of exceptional achievement due in large part to positive fundamentals in the farm and construction sectors and the unwavering commitment of the Deere team, including our dealers and suppliers,” May said. “Fundamentals are expected to continue fueling solid demand for our equipment, supported by a strong advance-order position. At the same time, through the company's smart industrial operating model, we are delivering differentiated value to our customers, enabling them to do their jobs more profitably and sustainably.”

Deere & Company	Third Quarter			Year to Date
$ in millions, except per share amounts	2023	2022	% Change	2023	2022	% Change
Net sales and revenues	$15,801	$14,102	12%	$45,839	$37,041	24%
Net income	$2,978	$1,884	58%	$7,797	$4,885	60%
Fully diluted EPS	$10.20	$6.16		$26.35	$15.88

Results for the presented periods were affected by special items. See Note 1 of the financial statements for further details.

Production & Precision Agriculture	Third Quarter
$ in millions	2023	2022	% Change
Net sales	$6,806	$6,096	12%
Operating profit	$1,782	$1,293	38%
Operating margin	26.2%	21.2%

Production and precision agriculture sales increased for the quarter as a result of price realization. Operating profit rose due to price realization and improved shipment volumes / sales mix. These items were partially offset by higher production costs, increased SA&G and R&D expenses, and the unfavorable impact of foreign currency exchange.

Small Agriculture & Turf	Third Quarter
$ in millions	2023	2022	% Change
Net sales	$3,739	$3,635	3%
Operating profit	$732	$552	33%
Operating margin	19.6%	15.2%

Small agriculture and turf sales increased for the quarter due to price realization, partially offset by lower shipment volumes. Operating profit improved due to price realization, partially offset by higher production costs, lower shipment volumes, and increased SA&G and R&D expenses.

Construction & Forestry	Third Quarter
$ in millions	2023	2022	% Change
Net sales	$3,739	$3,269	14%
Operating profit	$716	$514	39%
Operating margin	19.1%	15.7%

Construction and forestry sales increased for the quarter due to price realization and higher shipment volumes. Operating profit rose primarily due to price realization and improved shipment volumes. These items were partially offset by increased SA&G and R&D expenses, higher production costs, and the unfavorable impact of foreign currency exchange.

Financial Services	Third Quarter
$ in millions	2023	2022	% Change
Net income	$216	$209	3%

Financial services net income for the quarter increased due to income earned on a higher average portfolio, partially offset by less-favorable financing spreads.

Industry Outlook for Fiscal 2023
Agriculture & Turf
U.S. & Canada:
Large Ag	Up ~ 10%
Small Ag & Turf	Down 5 to 10%
Europe	Flat to Up 5%
South America (Tractors & Combines)	Flat to Down 5%
Asia	Down moderately

Construction & Forestry
U.S. & Canada:
Construction Equipment	Flat to Up 5%
Compact Construction Equipment	Flat to Up 5%
Global Forestry	Flat to Down 5%
Global Roadbuilding	Flat to Up 5%

Deere Segment Outlook for Fiscal 2023		Currency	Price
$ in millions	Net Sales	Translation	Realization
Production & Precision Ag	Up ~ 20%	0%	+15%
Small Ag & Turf	Up ~ 5%	-1%	+9%
Construction & Forestry	Up 15% to 20%	0%	+11%

Financial Services	Net Income	$ 630

Financial Services. Fiscal-year 2023 net income attributable to Deere & Company for the financial services operations is forecast to be $630 million. Results are expected to be lower than fiscal year 2022 due to less-favorable financing spreads, a correction of the accounting treatment for financing incentives offered to John Deere dealers (recorded in the second quarter of 2023), a higher provision for credit losses, higher SA&G expenses, and lower gains on operating-lease dispositions. These factors are expected to be partially offset by income earned on a higher average portfolio.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein, including in the section entitled “Company Outlook & Summary,” “Industry Outlook,” and “Deere Segment Outlook,” relating to future events, expectations, and trends, constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Some of these risks and uncertainties could affect all lines of the company’s operations generally while others could more heavily affect a particular line of business.

Forward-looking statements are based on currently available information and current assumptions, expectations, and projections about future events and should not be relied upon. Except as required by law, the company expressly disclaims any obligation to update or revise its forward-looking statements. Many factors, risks, and uncertainties could cause actual results to differ materially from these forward-looking statements. Among these factors are risks related to:

●	compliance with, and changes in U.S. and international laws, regulations, and policies relating to trade, spending, taxing, banking, monetary, environmental (including climate change and engine emission), and farming policies;
●	political, economic, and social instability of the geographies in which the company operates;
●	wars and other conflicts, including the war between Russia and Ukraine;
●	adverse macroeconomic conditions, including unemployment, inflation, rising interest rates, changes in consumer practices due to slower economic growth or possible recession, and regional or global liquidity constraints;
●	growth and sustainability of non-food uses for crops (including ethanol and biodiesel production);
●	the ability to execute business strategies, including the company’s Smart Industrial operating model, Leap Ambitions, and mergers and acquisitions;
●	the ability to understand and meet customers’ changing expectations and demand for John Deere products and solutions;
●	accurately forecasting customer demand for products and services and adequately managing inventory;
●	changes to governmental communications channels (radio frequency technology);
●	gaps or limitations in rural broadband coverage, capacity, and speed needed to support technology solutions;
●	the company’s ability to adapt in highly competitive markets;
●	dealer practices and their ability to manage distribution of John Deere products and support and service precision technology solutions;
●	changes in climate patterns, unfavorable weather events, and natural disasters;
●	higher interest rates and currency fluctuations which could adversely affect the U.S. dollar, customer confidence, access to capital, and demand for our products and solutions;
●	changes in the company’s credit ratings, and failure to comply with financial covenants in credit agreements could impact access to funding;
●	availability and price of raw materials, components, whole goods, and used equipment;
●	delays or disruptions in the company’s supply chain;
●	the ability to attract, develop, engage, and retain qualified personnel;
●	security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of the company and its products;
●	loss of or challenges to intellectual property rights;
●	investigations, claims, lawsuits, or other legal proceedings;
●	events that damage the company’s reputation or brand;
●	world grain stocks, available farm acres, soil conditions, harvest yields, prices for commodities and livestock, input costs, and availability of transport for crops; and
●	housing starts and supply, real estate and housing prices, levels of public and non-residential construction, and infrastructure investment.

Further information concerning the company and its businesses, including factors that could materially affect the company’s financial results, is included in the company’s other filings with the SEC (including, but not limited to, the factors discussed in Item 1A. “Risk Factors” of our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q). There also may be other factors that we cannot anticipate or that are not described herein because we do not currently perceive them to be material.

DEERE & COMPANY

THIRD QUARTER 2023 PRESS RELEASE

(In millions of dollars) Unaudited

	Three Months Ended			Nine Months Ended
	July 30	July 31%		July 30	July 31%
	2023	2022	Change	2023	2022	Change
Net sales and revenues:
Production & precision ag net sales	$6,806	$6,096	+12	$19,826	$14,568	+36
Small ag & turf net sales	3,739	3,635	+3	10,886	9,836	+11
Construction & forestry net sales	3,739	3,269	+14	11,053	9,161	+21
Financial services revenues	1,228	903	+36	3,375	2,637	+28
Other revenues	289	199	+45	699	839	-17
Total net sales and revenues	$15,801	$14,102	+12	$45,839	$37,041	+24

Operating profit: *
Production & precision ag	$1,782	$1,293	+38	$5,160	$2,646	+95
Small ag & turf	732	552	+33	2,028	1,443	+41
Construction & forestry	716	514	+39	2,179	1,599	+36
Financial services	286	287		565	864	-35
Total operating profit	3,516	2,646	+33	9,932	6,552	+52
Reconciling items **	98	(108)		29	(303)
Income taxes	(636)	(654)	-3	(2,164)	(1,364)	+59
Net income attributable to Deere & Company	$2,978	$1,884	+58	$7,797	$4,885	+60

*      Operating profit is income from continuing operations before corporate expenses, certain external interest expense, certain foreign exchange gains and losses, and income taxes. Operating profit of the financial services segment includes the effect of interest expense and foreign exchange gains or losses.

**     Reconciling items are primarily corporate expenses, certain interest income and expenses, certain foreign exchange gains and losses, pension and postretirement benefit costs excluding the service cost component, equity in income of unconsolidated affiliates, and net income attributable to noncontrolling interests.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED INCOME

For the Three and Nine Months Ended July 30, 2023 and July 31, 2022

(In millions of dollars and shares except per share amounts) Unaudited

	Three Months Ended		Nine Months Ended
	2023	2022	2023	2022
Net Sales and Revenues
Net sales	$14,284	$13,000	$41,765	$33,565
Finance and interest income	1,253	846	3,326	2,441
Other income	264	256	748	1,035
Total	15,801	14,102	45,839	37,041

Costs and Expenses
Cost of sales	9,624	9,511	28,288	25,124
Research and development expenses	528	481	1,571	1,336
Selling, administrative and general expenses	1,110	959	3,392	2,672
Interest expense	623	296	1,671	713
Other operating expenses	310	316	971	954
Total	12,195	11,563	35,893	30,799

Income of Consolidated Group before Income Taxes	3,606	2,539	9,946	6,242
Provision for income taxes	636	654	2,164	1,364

Income of Consolidated Group	2,970	1,885	7,782	4,878
Equity in income of unconsolidated affiliates	2		5	8

Net Income	2,972	1,885	7,787	4,886
Less: Net income (loss) attributable to noncontrolling interests	(6)	1	(10)	1
Net Income Attributable to Deere & Company	$2,978	$1,884	$7,797	$4,885

Per Share Data
Basic	$10.24	$6.20	$26.48	$15.97
Diluted	10.20	6.16	26.35	15.88
Dividends declared	1.25	1.13	3.70	3.23
Dividends paid	1.25	1.05	3.58	3.15

Average Shares Outstanding
Basic	290.8	304.1	294.4	305.8
Diluted	292.1	305.7	295.9	307.7

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions of dollars) Unaudited

	July 30	October 30	July 31
	2023	2022	2022
Assets
Cash and cash equivalents	$6,576	$4,774	$4,359
Marketable securities	841	734	719
Trade accounts and notes receivable - net	9,297	6,410	6,696
Financing receivables - net	41,302	36,634	35,056
Financing receivables securitized - net	7,001	5,936	5,141
Other receivables	3,118	2,492	1,999
Equipment on operating leases - net	6,709	6,623	6,554
Inventories	9,350	8,495	9,121
Property and equipment - net	6,418	6,056	5,666
Goodwill	3,994	3,687	3,754
Other intangible assets - net	1,199	1,218	1,281
Retirement benefits	3,573	3,730	3,125
Deferred income taxes	1,360	824	1,110
Other assets	2,659	2,417	2,236
Total Assets	$103,397	$90,030	$86,817

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$17,143	$12,592	$14,176
Short-term securitization borrowings	6,608	5,711	4,920
Accounts payable and accrued expenses	15,340	14,822	12,986
Deferred income taxes	506	495	561
Long-term borrowings	38,112	33,596	32,132
Retirement benefits and other liabilities	2,536	2,457	2,911
Total liabilities	80,245	69,673	67,686

Redeemable noncontrolling interest	101	92	95

Stockholders’ Equity
Total Deere & Company stockholders’ equity	23,048	20,262	19,033
Noncontrolling interests	3	3	3
Total stockholders’ equity	23,051	20,265	19,036
Total Liabilities and Stockholders’ Equity	$103,397	$90,030	$86,817

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED CASH FLOWS

For the Nine Months Ended July 30, 2023 and July 31, 2022

(In millions of dollars) Unaudited

	2023	2022
Cash Flows from Operating Activities
Net income	$7,787	$4,886
Adjustments to reconcile net income to net cash provided by operating activities:
Provision (credit) for credit losses	(64)	62
Provision for depreciation and amortization	1,527	1,443
Impairments and other adjustments	173	81
Share-based compensation expense	112	64
Gain on remeasurement of previously held equity investment		(326)
Credit for deferred income taxes	(429)	(6)
Changes in assets and liabilities:
Receivables related to sales	(5,059)	(2,357)
Inventories	(663)	(2,526)
Accounts payable and accrued expenses	47	(15)
Accrued income taxes payable/receivable	(595)	82
Retirement benefits	(116)	(1,014)
Other	176	44
Net cash provided by operating activities	2,896	418

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)	17,592	15,774
Proceeds from sales of equipment on operating leases	1,445	1,501
Cost of receivables acquired (excluding receivables related to sales)	(20,714)	(18,578)
Acquisitions of businesses, net of cash acquired	(82)	(488)
Purchases of property and equipment	(887)	(596)
Cost of equipment on operating leases acquired	(1,968)	(1,717)
Collateral on derivatives - net	240	(193)
Other	(189)	(133)
Net cash used for investing activities	(4,563)	(4,430)

Cash Flows from Financing Activities
Increase in total short-term borrowings	5,040	4,267
Proceeds from long-term borrowings	9,972	6,281
Payments of long-term borrowings	(5,862)	(6,578)
Repurchases of common stock	(4,663)	(2,477)
Dividends paid	(1,065)	(971)
Other	(43)	(7)
Net cash provided by financing activities	3,379	515

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	125	(143)

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	1,837	(3,640)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	4,941	8,125
Cash, Cash Equivalents, and Restricted Cash at End of Period	$6,778	$4,485

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY
Condensed Notes to Interim Consolidated Financial Statements
(In millions of dollars) Unaudited

(1)	Special Items

2023

In the third quarter of 2023, a favorable tax ruling in Brazil allowed the company to record a $243 million reduction in the provision for income taxes and $47 million of interest income.

In the second quarter of 2023, the company corrected the accounting treatment for financing incentives offered to John Deere dealers, which impacted the timing of expense recognition and the presentation of incentive costs in the consolidated financial statements. The cumulative effect of this correction, $173 million pretax ($135 million after-tax), was recorded in the second quarter of 2023. Prior period results for Deere & Company were not restated, as the adjustment is considered immaterial to the company’s financial statements.

2022

In the second quarter of 2022, the company acquired full ownership of three former Deere-Hitachi joint venture factories. The remeasurement of the previously held equity investment resulted in a non-cash gain of $326 million (pretax and after-tax).

In the second quarter of 2022, the company suspended shipments of machines and service parts to Russia. As a result, the company impaired its long-lived assets, increased reserves of certain financial assets, introduced an employee voluntary-separation program, and recorded an accrual for various contractual uncertainties.

In the first quarter of 2022, the company had a one-time payment related to the ratification of the UAW collective bargaining agreement, totaling $90 million.

The following table summarizes the operating profit impact, in millions of dollars, of the special items recorded for the three months and nine months ended July 30, 2023 and July 31, 2022:

	Three Months					Nine Months
	PPA	SAT	CF	FS	Total	PPA	SAT	CF	FS	Total
2023 Expense:
Financing incentive – SA&G expense									$173	$173

2022 Expense (benefit):
Gain on remeasurement of equity investment – Other income								$(326)		(326)
Total Russia/Ukraine events expense (benefit)	$(1)		$1	$7	$7	$45	$1	48	33	127
UAW ratification bonus – Cost of sales						53	9	28		90
Total expense (benefit)	(1)		1	7	7	98	10	(250)	33	(109)

Period over period change	$1		$(1)	$(7)	$(7)	$(98)	$(10)	$250	$140	$282

(2)	The consolidated financial statements represent the consolidation of all Deere & Company’s subsidiaries. The supplemental consolidating data is presented for informational purposes. Transactions between the Equipment Operations and Financial Services have been eliminated to arrive at the consolidated financial statements. In the supplemental consolidating data in Note 3 to the financial statements, the “Equipment Operations” represents the enterprise without “Financial Services”, which include the company’s production and precision agriculture operations, small agriculture and turf operations, and construction and forestry operations, and other corporate assets, liabilities, revenues, and expenses not reflected within “Financial Services.”

DEERE & COMPANY

(3) SUPPLEMENTAL CONSOLIDATING DATA

STATEMENTS OF INCOME

For the Three Months Ended July 30, 2023 and July 31, 2022

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2023	2022	2023	2022	2023	2022	2023	2022
Net Sales and Revenues
Net sales	$14,284	$13,000					$14,284	$13,000
Finance and interest income	210	60	$1,335	$905	$(292)	$(119)	1,253	846	[1]
Other income	222	228	110	79	(68)	(51)	264	256	[2,3]
Total	14,716	13,288	1,445	984	(360)	(170)	15,801	14,102

Costs and Expenses
Cost of sales	9,630	9,512			(6)	(1)	9,624	9,511	[4]
Research and development expenses	528	481					528	481
Selling, administrative and general expenses	913	805	199	156	(2)	(2)	1,110	959	[4]
Interest expense	94	109	622	223	(93)	(36)	623	296	[5]
Interest compensation to Financial Services	199	83			(199)	(83)			[5]
Other operating expenses	34	47	336	317	(60)	(48)	310	316	[6,7]
Total	11,398	11,037	1,157	696	(360)	(170)	12,195	11,563

Income before Income Taxes	3,318	2,251	288	288			3,606	2,539
Provision for income taxes	564	574	72	80			636	654

Income after Income Taxes	2,754	1,677	216	208			2,970	1,885
Equity in income (loss) of unconsolidated affiliates	2	(1)		1			2

Net Income	2,756	1,676	216	209			2,972	1,885
Less: Net income (loss) attributable to noncontrolling interests	(6)	1					(6)	1
Net Income Attributable to Deere & Company	$2,762	$1,675	$216	$209			$2,978	$1,884

1 Elimination of Financial Services’ interest income earned from Equipment Operations.

2 Elimination of Equipment Operations’ margin from inventory transferred to equipment on operating leases.

3 Elimination of Financial Services’ income related to intercompany guarantees of investments in certain international markets and intercompany service revenue.

4 Elimination of intercompany service fees.

5 Elimination of Equipment Operations’ interest expense to Financial Services.

6 Elimination of Financial Services’ lease depreciation expense related to inventory transferred to equipment on operating leases.

7 Elimination of Equipment Operations’ expense related to intercompany guarantees of investments in certain international markets and intercompany service expenses.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

STATEMENTS OF INCOME

For the Nine Months Ended July 30, 2023 and July 31, 2022

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2023	2022	2023	2022	2023	2022	2023	2022
Net Sales and Revenues
Net sales	$41,765	$33,565					$41,765	$33,565
Finance and interest income	444	131	$3,609	$2,580	$(727)	$(270)	3,326	2,441	[1]
Other income	639	1,028	378	271	(269)	(264)	748	1,035	[2,3]
Total	42,848	34,724	3,987	2,851	(996)	(534)	45,839	37,041

Costs and Expenses
Cost of sales	28,306	25,126			(18)	(2)	28,288	25,124	[4]
Research and development expenses	1,571	1,336					1,571	1,336
Selling, administrative and general expenses	2,630	2,215	769	463	(7)	(6)	3,392	2,672	[4]
Interest expense	298	297	1,604	493	(231)	(77)	1,671	713	[5]
Interest compensation to Financial Services	496	189			(496)	(189)			[5]
Other operating expenses	172	186	1,043	1,028	(244)	(260)	971	954	[6,7]
Total	33,473	29,349	3,416	1,984	(996)	(534)	35,893	30,799

Income before Income Taxes	9,375	5,375	571	867			9,946	6,242
Provision for income taxes	2,020	1,142	144	222			2,164	1,364

Income after Income Taxes	7,355	4,233	427	645			7,782	4,878
Equity in income of unconsolidated affiliates	3	4	2	4			5	8

Net Income	7,358	4,237	429	649			7,787	4,886
Less: Net income (loss) attributable to noncontrolling interests	(10)	1					(10)	1
Net Income Attributable to Deere & Company	$7,368	$4,236	$429	$649			$7,797	$4,885

1 Elimination of Financial Services’ interest income earned from Equipment Operations.

2 Elimination of Equipment Operations’ margin from inventory transferred to equipment on operating leases.

3 Elimination of Financial Services’ income related to intercompany guarantees of investments in certain international markets and intercompany service revenue.

4 Elimination of Intercompany service fees.

5 Elimination of Equipment Operations’ interest expense to Financial Services.

6 Elimination of Financial Services’ lease depreciation expense related to inventory transferred to equipment on operating leases.

7 Elimination of Equipment Operations’ expense related to intercompany guarantees of investments in certain international markets and intercompany service expenses.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

CONDENSED BALANCE SHEETS

(In millions of dollars) Unaudited

	EQUIPMENT			FINANCIAL
	OPERATIONS			SERVICES			ELIMINATIONS			CONSOLIDATED
	Jul 30	Oct 30	Jul 31	Jul 30	Oct 30	Jul 31	Jul 30	Oct 30	Jul 31	Jul 30	Oct 30	Jul 31
	2023	2022	2022	2023	2022	2022	2023	2022	2022	2023	2022	2022
Assets
Cash and cash equivalents	$4,858	$3,767	$3,540	$1,718	$1,007	$819				$6,576	$4,774	$4,359
Marketable securities	3	61	2	838	673	717				841	734	719
Receivables from Financial Services	5,312	6,569	5,055				$(5,312)	$(6,569)	$(5,055)				[8]
Trade accounts and notes receivable - net	1,589	1,273	1,342	9,991	6,434	6,738	(2,283)	(1,297)	(1,384)	9,297	6,410	6,696	[9]
Financing receivables - net	60	47	45	41,242	36,587	35,011				41,302	36,634	35,056
Financing receivables securitized - net			2	7,001	5,936	5,139				7,001	5,936	5,141
Other receivables	2,599	1,670	1,676	599	832	371	(80)	(10)	(48)	3,118	2,492	1,999	[9]
Equipment on operating leases - net				6,709	6,623	6,554				6,709	6,623	6,554
Inventories	9,350	8,495	9,121							9,350	8,495	9,121
Property and equipment - net	6,385	6,021	5,630	33	35	36				6,418	6,056	5,666
Goodwill	3,994	3,687	3,754							3,994	3,687	3,754
Other intangible assets - net	1,199	1,218	1,281							1,199	1,218	1,281
Retirement benefits	3,503	3,666	3,062	71	66	65	(1)	(2)	(2)	3,573	3,730	3,125	[10]
Deferred income taxes	1,393	940	1,248	65	45	48	(98)	(161)	(186)	1,360	824	1,110	[11]
Other assets	2,083	1,794	1,727	583	626	510	(7)	(3)	(1)	2,659	2,417	2,236	[9]
Total Assets	$42,328	$39,208	$37,485	$68,850	$58,864	$56,008	$(7,781)	$(8,042)	$(6,676)	$103,397	$90,030	$86,817

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$1,773	$1,040	$471	$15,370	$11,552	$13,705				$17,143	$12,592	$14,176
Short-term securitization borrowings			2	6,608	5,711	4,918				6,608	5,711	4,920
Payables to Equipment Operations				5,312	6,569	5,055	$(5,312)	$(6,569)	$(5,055)				[8]
Accounts payable and accrued expenses	14,403	12,962	11,925	3,307	3,170	2,494	(2,370)	(1,310)	(1,433)	15,340	14,822	12,986	[9]
Deferred income taxes	420	380	436	184	276	311	(98)	(161)	(186)	506	495	561	[11]
Long-term borrowings	7,299	7,917	8,481	30,813	25,679	23,651				38,112	33,596	32,132
Retirement benefits and other liabilities	2,423	2,351	2,799	114	108	114	(1)	(2)	(2)	2,536	2,457	2,911	[10]
Total liabilities	26,318	24,650	24,114	61,708	53,065	50,248	(7,781)	(8,042)	(6,676)	80,245	69,673	67,686

Redeemable noncontrolling interest	101	92	95							101	92	95

Stockholders’ Equity
Total Deere & Company stockholders’ equity	23,048	20,262	19,033	7,142	5,799	5,760	(7,142)	(5,799)	(5,760)	23,048	20,262	19,033	[12]
Noncontrolling interests	3	3	3							3	3	3
Financial Services equity	(7,142)	(5,799)	(5,760)				7,142	5,799	5,760				[12]
Adjusted total stockholders' equity	15,909	14,466	13,276	7,142	5,799	5,760				23,051	20,265	19,036
Total Liabilities and Stockholders’ Equity	$42,328	$39,208	$37,485	$68,850	$58,864	$56,008	$(7,781)	$(8,042)	$(6,676)	$103,397	$90,030	$86,817

8 Elimination of receivables / payables between Equipment Operations and Financial Services.

9 Primarily reclassification of sales incentive accruals on receivables sold to Financial Services.

10 Reclassification of net pension assets / liabilities.

11 Reclassification of deferred tax assets / liabilities in the same taxing jurisdictions.

12 Elimination of Financial Services’ equity.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

STATEMENTS OF CASH FLOWS

For the Nine Months Ended July 30, 2023 and July 31, 2022

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2023	2022	2023	2022	2023	2022	2023	2022
Cash Flows from Operating Activities
Net income	$7,358	$4,237	$429	$649			$7,787	$4,886
Adjustments to reconcile net income to net cash provided by operating activities:
Provision (credit) for credit losses	3		(67)	62			(64)	62
Provision for depreciation and amortization	872	806	757	790	$(102)	$(153)	1,527	1,443	[13]
Impairments and other adjustments		81	173				173	81
Share-based compensation expense					112	64	112	64	[14]
Gain on remeasurement of previously held equity investment		(326)						(326)
Distributed earnings of Financial Services	31	368			(31)	(368)			[15]
Provision (credit) for deferred income taxes	(322)	44	(107)	(50)			(429)	(6)
Changes in assets and liabilities:
Receivables related to sales	(293)	(215)			(4,766)	(2,142)	(5,059)	(2,357)	[16,18,19]
Inventories	(534)	(2,415)			(129)	(111)	(663)	(2,526)	[17]
Accounts payable and accrued expenses	730	491	303	36	(986)	(542)	47	(15)	[18]
Accrued income taxes payable/receivable	(619)	52	24	30			(595)	82
Retirement benefits	(115)	(1,020)	(1)	6			(116)	(1,014)
Other	247	103	(15)	(108)	(56)	49	176	44	[13,14,17]
Net cash provided by operating activities	7,358	2,206	1,496	1,415	(5,958)	(3,203)	2,896	418

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)			18,440	16,927	(848)	(1,153)	17,592	15,774	[16]
Proceeds from sales of equipment on operating leases			1,445	1,501			1,445	1,501
Cost of receivables acquired (excluding receivables related to sales)			(21,043)	(19,069)	329	491	(20,714)	(18,578)	[16]
Acquisitions of businesses, net of cash acquired	(82)	(488)					(82)	(488)
Purchases of property and equipment	(885)	(595)	(2)	(1)			(887)	(596)
Cost of equipment on operating leases acquired			(2,143)	(1,868)	175	151	(1,968)	(1,717)	[17]
Increase in investment in Financial Services	(811)				811				[20]
Increase in trade and wholesale receivables			(6,270)	(3,318)	6,270	3,318			[16]
Collateral on derivatives – net		5	240	(198)			240	(193)
Other	(79)	(87)	(111)	(74)	1	28	(189)	(133)	[19]
Net cash used for investing activities	(1,857)	(1,165)	(9,444)	(6,100)	6,738	2,835	(4,563)	(4,430)

Cash Flows from Financing Activities
Increase (decrease) in total short-term borrowings	(152)	58	5,192	4,209			5,040	4,267
Change in intercompany receivables/payables	1,476	70	(1,476)	(70)
Proceeds from long-term borrowings	60	137	9,912	6,144			9,972	6,281
Payments of long-term borrowings	(116)	(1,372)	(5,746)	(5,206)			(5,862)	(6,578)
Repurchases of common stock	(4,663)	(2,477)					(4,663)	(2,477)
Capital Investment from Equipment Operations			811		(811)				[20]
Dividends paid	(1,065)	(971)	(31)	(368)	31	368	(1,065)	(971)	[15]
Other	4	16	(47)	(23)			(43)	(7)
Net cash provided by (used for) financing activities	(4,456)	(4,539)	8,615	4,686	(780)	368	3,379	515

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	108	(148)	17	5			125	(143)

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	1,153	(3,646)	684	6			1,837	(3,640)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	3,781	7,200	1,160	925			4,941	8,125
Cash, Cash Equivalents, and Restricted Cash at End of Period	$4,934	$3,554	$1,844	$931			$6,778	$4,485

13 Elimination of depreciation on leases related to inventory transferred to equipment on operating leases.

14 Reclassification of share-based compensation expense.

15 Elimination of dividends from Financial Services to the Equipment Operations, which are included in the Equipment Operations’ operating activities.

16 Primarily reclassification of receivables related to the sale of equipment.

17 Reclassification of direct lease agreements with retail customers.

18 Reclassification of sales incentive accruals on receivables sold to Financial Services.

19 Elimination and reclassification of the effects of Financial Services partial financing of the construction and forestry retail locations sales and subsequent collection of those amounts.

20 Elimination of investment from Equipment Operations to Financial Services.